EXHIBIT 10.24


                                                                 Execution Copy







                        SECURITY AGREEMENT dated as of February 14, 2001,
                  among Alamosa (Delaware), Inc., a Delaware corporation ("Alamosa Delaware"), Alamosa Holdings, LLC, a Delaware limited liability company (the "Borrower"), each subsidiary of Alamosa Delaware listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, Alamosa (Delaware) and the Borrower are referred to collectively herein as the "Grantors") and CITICORP USA, INC., a New York banking corporation ("Citicorp"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

      Reference is made to (a) the Credit Agreement dated as of February 14, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Alamosa Holdings, Inc., a Delaware corporation ("Superholdings"), Alamosa Delaware, the Borrower, the lenders from time to time party thereto (the "Lenders"), Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent and Citicorp, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank") and (b) the Guarantee Agreement dated as of February 14, 2001 (as amended, supplemented or otherwise modified from time to time (the "Guarantee Agreement"), among Superholdings, Alamosa PCS Holdings, Inc. ("APCS"), Alamosa Delaware, the Subsidiary Guarantors and the Collateral Agent.

      The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of Superholdings, APCS, Alamosa Delaware and the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure
(a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement or the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement or the other Loan Documents, (c) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of Superholdings, APCS, Alamosa Delaware and each Subsidiary Guarantor under or pursuant to this Agreement or the other Loan Documents, including the guarantee obligations of Loan Parties other than the Borrower under the Guarantee Agreement and (d) the due and punctual payment and performance of all obligations of the Loan Parties under each Hedging Agreement entered into in accordance with Section 5.14 of the Credit Agreement with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into (or on the Effective Date, in the case of any such Hedging Agreements existing on such date) (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").

      Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                 ARTICLE I

                                Definitions

      SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof.

      SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

      "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

      "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

      "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
(c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts, (g) Investment Property and (h) Proceeds; provided that
"Collateral" shall not include Excluded Assets.

      "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

      "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

      "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

      "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

      "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

      "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

      "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Documents" shall mean all instruments, files, records, ledger sheets and documents covering any of the Collateral.

      "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

      "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

      "Excluded Asset" shall mean (a) any asset subject to a Lien permitted pursuant to Section 6.02 of the Credit Agreement to the extent the agreement creating such Lien or the Indebtedness secured by such Lien prohibits the granting of a secured Lien on such asset; provided that upon the termination of all prior Liens on any of the foregoing assets, such asset shall cease to be an Excluded Asset and (b) the custody account that is pledged to Wells Fargo Bank Minnesota, N.A., as collateral agent for the benefit of the holders of Alamosa Delaware's 12-8/8% Senior Discount Notes due 2010 and its 12-1/2% Senior Notes due 2011.

      "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

      "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

      "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

      "General Obligations" means all Obligations other than Roberts Obligations and WOW Obligations.

      "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

      "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

      "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

      "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

      "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

      "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

      "Perfection Certificate" shall mean a certificate substantially in the form of Annex I hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

      "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Roberts" means Roberts Wireless Communications, L.L.C., a Missouri limited liability company.

      "Roberts Collateral" means that portion of the Collateral that was, immediately prior to the Effective Date, subject to a Lien created pursuant to the Roberts Security Documents or that would, on or after the Effective Date, have been collateral subject to a Lien created pursuant to the Roberts Security Documents in accordance with the provisions thereof (including with respect to after acquired property), assuming the Roberts Security Documents had remained in effect on and after the Effective Date, but shall not in any event include any property or assets other than (i) Equity Interests in Roberts and (ii) property and assets owned by Roberts and its subsidiaries.

      "Roberts Credit Agreement" means the Credit Agreement dated as of September 8, 1999, among Roberts, certain lenders party thereto, State Street Bank and Trust Company, as collateral agent, and Lucent Technologies Inc., as administrative agent, as amended and in effect immediately prior to the Effective Date.

      "Roberts Obligations" means Obligations consisting of (i) the Borrower's obligation to pay (x) the principal amount of the Roberts Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement and (y) interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such a proceeding), fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amounts of the Roberts Term Loans and (ii) each other Loan Party's obligations under the Guarantee Agreement in respect of its guarantee of the obligations referred to in clause (i) above.

      "Roberts Security Documents" means, collectively, (i) the Security Agreement dated as of September 8, 1999, among Roberts, Roberts Wireless Properties, L.L.C., and State Street Bank and Trust Company, as collateral agent, (ii) the Pledge Agreement dated as of September 8, 1999, between Roberts and State Street Bank and Trust Company, as collateral agent, (iii) the Pledge Agreement dated as of September 8, 1999, among Michael V. Roberts, Steven C. Roberts and State Street Bank and Trust Company, as collateral agent, and (iv) the Collateral Assignment of Leases dated as of August 31, 1999, between Roberts and State Street Bank and Trust Company, as collateral agent, together in each case with all documents, financing statements, filings, recordations, instruments and agreements executed, delivered, filed or recorded pursuant to or in connection with any of the foregoing, in each case as amended, supplemented and in effect immediately prior to the Effective Date.

      "Roberts Term Loans" means $20,000,000 principal amount of Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement made on the Effective Date the proceeds of which (together with the proceeds of other Loans) were utilized to repay outstanding Indebtedness under the Roberts Credit Agreement.

      "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to a Hedging Agreement entered into with the Borrower if such counterparty was a Lender at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (g) the successors and assigns of each of the foregoing.

      "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

      "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

      "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

      "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

      "Securities Intermediary" shall mean (a) a clearing corporation or
(b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

      "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

      "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

      "WOW" means Washington Oregon Wireless, LLC, an Oregon limited liability company.

      "WOW Collateral" means that portion of the Collateral that was, immediately prior to the Effective Date, subject to a Lien created pursuant to the WOW Security Documents or that would, on or after the Effective Date, have been collateral subject to a Lien created pursuant to the WOW Security Documents in accordance with the provisions thereof (including with respect to after acquired property), assuming the WOW Security Documents had remained in effect on and after the Effective Date, but shall not in any event include any property or assets other than (i) Equity Interests in WOW and (ii) property and assets owned by WOW and its subsidiaries.

      "WOW Credit Agreement" means the Credit Agreement dated as of April 12, 2000, among WOW, the lender or lenders party thereto, and CoBank, ACB, as administrative agent, as amended and in effect immediately prior to the Effective Date.

      "WOW Obligations" means Obligations consisting of (i) the Borrower's obligation to pay (x) the principal amount of the WOW Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement and (y) interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such a proceeding), fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amounts of the WOW Term Loans and (ii) each other Loan Party's obligations under the Guarantee Agreement in respect of its guarantee of the obligations referred to in clause (i) above.

      "WOW Security Documents" means, collectively, (i) the Security Agreement dated as of April 12, 2000, made by WOW in favor of CoBank, ACB, as administrative agent, (ii) the Collateral Assignment of Sprint Agreements dated as of April 12, 2000, between WOW and CoBank, ACB, as administrative agent, (iii) the Collateral Assignment of Sales Agreement dated as of April 12, 2000, between WOW and CoBank, ACB, as administrative agent, (iv) the several Membership Interests Pledge Agreements, each dated as of April 12, 2000, between CoBank, ACB, as administrative agent, and the several owners of the Equity Interest in WOW and (v) the Collateral Assignments and Mortgages of Leases and Licenses, each dated as of April 12, 2000, between WOW and CoBank, ACB, as administrative agent, together in each case with all documents, financing statements, filings, recordations, instruments and agreements executed, delivered, filed or recorded pursuant to or in connection with any of the foregoing, in each case as amended, supplemented and in effect immediately prior to the Effective Date.

      "WOW Term Loans" means $10,000,000 principal amount of Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement made on the Effective Date the proceeds of which (together with the proceeds of other Loans) were utilized to repay outstanding Indebtedness under the WOW Credit Agreement.

      SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.


                                 ARTICLE II

                             Security Interest

      SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"); provided, however, that (i) the Roberts Obligations shall be secured only by the Security Interest in the Roberts Collateral and (ii) the WOW Obligations shall be secured only by the Security Interest in the WOW Collateral (it being understood that the Roberts Collateral and the WOW Collateral shall also secure all General Obligations) and provided further that any Collateral that is neither Roberts Collateral nor WOW Collateral shall only secure the General Obligations. Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

      SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.


                                ARTICLE III

                       Representations and Warranties

      The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

      SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

      SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

      (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

      SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

      SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.


                                 ARTICLE IV

                                 Covenants

      SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless it shall have given the Collateral Agent 10 days notice of such change and shall promptly make all filings under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

      (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

      SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

      SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

      SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

      Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

      SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12).

      SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

      SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

      SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

      SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

      SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

      SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in- fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

      SECTION 4.12. Legend. Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

      SECTION 4.13. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

      (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

      (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

      (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

      (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable during the term of this Agreement.

      (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

      (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

      (h) Upon and during the continuance of an Event of Default, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.


                                 ARTICLE V

                                Collections

      Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof;
(b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in- fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable during the term of this Agreement. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.


                                 ARTICLE VI

                                  Remedies

      SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

      The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject to such agreement, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

      SECTION 6.02. Application of Proceeds. (a) Subject to paragraph (b) of this section, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

            THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

      (b) Notwithstanding any contrary provision of paragraph (a) of this Section, (i) proceeds of Collateral and cash Collateral other than the Roberts Collateral and the WOW Collateral shall not be applied to the payment of Roberts Obligations or WOW Obligations, (ii) proceeds of WOW Collateral and cash WOW Collateral shall not be applied to the payment of Roberts Obligations and shall be applied to the payment of WOW Obligations, until the WOW Obligations have been paid in full, prior to being applied to payment of the General Obligations and (iii) proceeds of Roberts Collateral and cash Roberts Collateral shall not be applied to the payment of WOW Obligations and shall be applied to the payment of the Roberts Obligations, until the Roberts Obligations have been paid in full, prior to being applied to payment of the General Obligations.

      (c) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

      SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub- license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


                                ARTICLE VII

                               Miscellaneous

      SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

      SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of
(a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

      SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

      SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

      SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

      SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification.
(a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Accounts Receivable or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

      (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

      (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

      SECTION 7.07.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

      SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

      SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

      SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

      (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 7.14. Termination. (a) This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this whole of Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

      (b) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or upon the effectiveness of any written consent to the release of a security interest granted hereby in any Collateral pursuant to the Credit Agreement, the security interest in such Collateral shall be automatically released.

      SECTION 7.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      SECTION 7.16. Compliance with Laws. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied and, to the extent applicable, any remedial action taken with respect to the Collateral or any Security Interest granted therein by the Collateral Agent and the Secured Parties shall be subject to other applicable laws.



      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                            ALAMOSA (DELAWARE), INC.,

                            by /s/ David E. Sharbutt
                              -----------------------
                              Name:  David E. Sharbutt
                              Title: President


                            ALAMOSA HOLDINGS, LLC.,

                            by /s/ David E. Sharbutt
                              -----------------------
                              Name:  David E. Sharbutt
                              Title: President


                            EACH OF THE SUBSIDIARY
                            GUARANTORS LISTED ON
                            SCHEDULE I HERETO EXCEPT
                            ALAMOSA LIMITED, LLC,

                            by /s/ David E. Sharbutt
                              -----------------------
                              Name:   David E. Sharbutt
                              Title:  Authorized Officer


                            ALAMOSA LIMITED, LLC,

                            by /s/ Barry A. Crozier
                              -----------------------
                              Name:  Barry A. Crozier
                              Title: Vice President


                            CITICORP USA, INC., as Collateral
                            Agent,

                            by /s/ J. Douglas Harvey
                              ---------------------------
                              Name:   J. Douglas Harvey
                              Title:  Authorized Officer



                                                              SCHEDULE I










                          SUBSIDIARY GUARANTORS


SUBSIDIARY GUARANTOR                       ADDRESS

------------------------------------------------------------------------

Texas Telecommunications, LP               5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Alamosa Properties, L.P.                   5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Alamosa Wisconsin Limited Partnership      4797 West Grand Market Drive
                                           Appleton, Wisconsin  54913

Alamosa (Wisconsin) Properties, LLC        4797 West Grand Market Drive
                                           Appleton , Wisconsin  54913

Alamosa Delaware GP, LLC                   5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Alamosa Wisconsin GP, LLC                  4797 West Grand Market Drive
                                           Appleton , Wisconsin  54913

Alamosa Finance, LLC                       5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Alamosa Limited, LLC                       200 West Ninth Street Plaza
                                           Suite 102
                                           Wilmington, Delaware 19801

Alamosa PCS, Inc.                          5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Alamosa Holdings, LLC                      5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Roberts Wireless Communications L.L.C.     5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Roberts Wireless Properties L.L.C.         5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Washington Oregon Wireless, LLC            5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Washington Oregon Wireless Properties, LLC 5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424

Washington Oregon Wireless Licenses, LLC   5225 S. Loop 289
                                           Suite 120
                                           Lubbock, Texas 79424